As filed with the Securities and Exchange Commission on December 7, 2007

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

SOLAR CAPITAL LTD.

(Exact name of Registrant as specified in charter)

500 Park Avenue, 5th Floor

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 993-1670

Michael S. Gross

Chief Executive Officer

Solar Capital Ltd.

500 Park Avenue, 5th Floor

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm

Harry S. Pangas

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC 20004

(202) 383-0100

Approximate date of proposed public offering:     From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share	46,696,447	$700,446,705	$21,503.71

(1)	Estimated solely for purpose of computing the amount of the registration fee pursuant to Rule 457(c) of the Securities Act, based on the $15.00 purchase price of the units of Solar Capital LLC expected to be converted into the shares registered hereby.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED

PRELIMINARY PROSPECTUS

46,696,447 Shares

Solar Capital Ltd.

Common Stock

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On                     , 2008, Solar Capital LLC was merged with and into Solar Capital Ltd., an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

This prospectus relates to the offer for resale, from time to time, by the selling stockholders named in this prospectus, of up to an aggregate of 46,696,447 shares of our common stock. The shares were issued to the selling stockholders in exchange for the units of Solar Capital LLC held by such selling stockholders in connection with the merger of Solar Capital LLC with and into Solar Capital Ltd. The units were issued to the selling stockholders at a price of $15.00 per unit in a private placement transaction during March 2007.

Our common stock is listed on the                     under the symbol “            .” On                     , 2008, the last reported sale price of our common stock on the              was $             per share.

This prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “ Risk Factors” beginning on page 15 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

                    , 2007

We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement, if any, to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, the selling stockholders named herein may offer, from time to time, up to an aggregate of 46,696,447 shares of our common stock on the terms to be determined at the time of the offering. Shares of our common stock may be offered by the selling stockholders at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the shares of our common stock that the selling stockholders may offer. Each time a selling stockholder uses this prospectus to offer shares of our common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Available Information” and in the “Summary” and “Risk Factors” sections before you make an investment decision. A prospectus supplement may also add to, update or change information contained in this prospectus.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On                     , 2008, Solar Capital LLC was merged with and into Solar Capital Ltd., a newly-formed Maryland corporation, which we refer to as the “Solar Merger.” Except where the context suggests otherwise, the terms “we,” “us,” “our” and “Solar Capital” refer to Solar Capital LLC prior to the Solar Merger, and Solar Capital Ltd. after the Solar Merger. In addition, the terms “Solar Capital Partners” or “investment adviser” refer to Solar Capital Partners, LLC, and “Solar Capital Management” or the “administrator” refers to Solar Capital Management, LLC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

Unless otherwise noted, the information contained in this prospectus assumes that the underwriters’ over-allotment option is not exercised.

Solar Capital

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

As of September 30, 2007, we had approximately $724 million of long-term investments. As of September 30, 2007, our portfolio was comprised of debt and equity investments in 29 portfolio companies, and our debt investments, including preferred equity investments, had a weighted average annualized yield of approximately 12.4%.

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On March 13, 2007, we conducted a $700 million private placement of membership units, or units, in Solar Capital LLC, which we refer to as our initial private placement. Approximately 46,696,447 units were issued for cash at a purchase price of $15.00 per unit in connection with the initial private placement. In addition, in connection with the initial private placement, certain funds managed by Magnetar Financial LLC, which we refer to as Magnetar, and certain entities affiliated therewith (collectively, the “Magnetar Entities”), invested an aggregate of approximately $525 million in us in exchange for approximately 35 million units. The consideration paid by the Magnetar Entities in connection with such transactions consisted of a portfolio of debt and equity investments originated by investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, together with accrued and unpaid interest thereon and additional funding commitments in such investments, as well as a cash investment. We refer to investors in the initial private placement, together with the other equity holders in Solar Capital LLC, as the LLC Holders. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, invested approximately $50 million in us in connection with the initial private placement.

About Solar Capital Partners

Solar Capital Partners is led by Michael S. Gross, our chairman and chief executive officer, and Bruce Spohler, our chief operating officer, and is supported by a team of investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler has invested in 34 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 30 different financial sponsors. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to generate deal flow.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions. Since July 2006, Mr. Gross has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, which along with its affiliates manages over $     billion in assets, and a senior partner in Magnetar Capital Partners LP, the sole member of Magnetar. In such capacities, Mr. Gross heads Magnetar’s fundamental credit and private equity business.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately

$2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of five public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who serves as our chief operating officer and a partner of our investment adviser. Mr. Spohler joined Magnetar in November 2006. Since that time, he has worked closely with Mr. Gross in the fundamental credit and private equity group. Mr. Spohler joined Magnetar from CIBC World Markets, where he was a managing director and a former co-head of U.S. Leveraged Finance. He held numerous senior roles across the firm, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of the firm’s U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as the firm’s below investment grade loan portfolio. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 18 years of experience in the private equity and leveraged lending industries.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Large pool of uninvested private equity capital should continue to drive loan volume.    Since 2006, U.S. leveraged buyouts led by private equity firms have accounted for over $1 trillion or 30% of the total U.S. mergers and acquisition volume, as compared to only 5% of total U.S. mergers and acquisition volume in 2000. The significant increase in leveraged buyout volume is driven by an increase in the amount of capital raised by private equity firms. Since 2004, U.S. buyout firms have raised approximately $375 billion. During that same period, middle-market U.S. buyout funds have raised approximately $95 billion. Industry sources suggest that, as of June 2007, all U.S. buyout firms still had approximately $100 billion of committed capital available for investment and middle-market U.S. buyout firms still had approximately $25 billion available for investment. We believe the abundance of uninvested capital and continued increase in fund size should continue to sustain the recent high volume of leveraged buyouts by private equity firms. As a result, loan volumes should remain robust as private equity firms seek to package their equity investments together with senior secured and/or mezzanine loans in leveraged buyouts, which should provide opportunities for us to partner with such firms.

•

Recent disruptions within the credit markets generally have led to reduced liquidity and a more lender-friendly environment.    Throughout the first half of 2007, the global debt markets witnessed ever- increasing amounts of liquidity. This translated into highly robust debt capital markets, resulting in more issuer-friendly terms, tighter spreads and higher leverage levels. Collateralized Loan Obligations (“CLOs”), which represented 60% of the buying power of new loan volume over the twelve-month period beginning October 1, 2006 and ending September 30, 2007, had been a driving force in the increased appetite that existed in the debt capital markets. However, beginning at the end of June 2007, signs of strain emerged as fears of increasing defaults in the subprime mortgage lending market caused credit concerns and a loss of investor confidence in the leveraged loan and high yield markets. Due to credit concerns and the loss of investor confidence, there was a significant decline in CLO issuance leading to a liquidity shortage in the debt markets. We believe that this reduction in liquidity throughout the credit markets has improved the number and quality of investment opportunities available to Solar Capital, as many of the alternative methods of obtaining middle-market debt financing have significantly decreased in scope and availability while demand for financings has remained robust. We believe we will be able to structure investments with lower leverage, better terms, better yields, and longer duration than was typical before the recent market correction. In addition, our permanent capital structure makes us an attractive alternative to other sources of financing for companies.

•

Bank consolidation has been high, resulting in fewer key players willing to provide debt financing to the companies we target.    In the last 20 years, the number of U.S. commercial banks has shrunk from over 13,700 in 1987 to approximately 7,400 as of June 2007. As a result, we believe that this trend towards greater concentration of assets in larger banks has reduced the availability of debt capital to the companies we target for such financing sources.

•

Commercial and investment banks have been syndicating larger volumes of loans.    To mitigate their exposure to a single credit, commercial and investment banks have been syndicating larger volumes of loans, rather than holding them. The syndication process can be cumbersome for issuers and demonstrates a lack of commitment by the bank to the relationship with the issuer. We believe that this trend should provide more efficient and committed financing sources, like us, with increased investment opportunities. Additionally, many banks have reduced further their credit exposure in response to the credit market turmoil. This pullback is disproportionately impairing middle-market companies’ access to loans, as banks allocate their capital to larger clients. The resulting reduction in access to capital for middle-market companies increases the value proposition for alternative financing sources who can underwrite large commitments in place of the banks.

•

Less competition and the potential for greater reward for a willingness to accept illiquidity make the middle-market an attractive opportunity.    We believe there is a considerable opportunity in the middle-market sector given the significant number of companies and transactions within this sector. Increasingly, sponsors have been drawn to the segment because of less competition for deals and the segment’s growth characteristics, resulting in more than 1,800 acquisitions since 2005 between $10 million and $500 million. We expect that private equity firms will continue to be active investors in middle-market companies and that these private equity funds will seek to leverage their equity investments by combining capital with senior secured and/or mezzanine loans from other sources. Solar Capital believes there is a large pool of uninvested private equity capital likely to seek mezzanine capital to support their investments. For the twelve months ended September 30, 2007, leveraged loan volume for companies with EBITDA of less than $50 million totaled $32 billion, and we expect this trend to continue.

We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for us. The middle-market has distinct characteristics in terms of risk, capital requirements and rates of return. We believe that the segment’s strong growth prospects, combined with the growing demand for capital and the corporate finance and advisory services we offer, enhances our market opportunity.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

Mr. Gross has principal management responsibility for Solar Capital Partners as its managing partner. He currently dedicates a significant portion of his time to managing Solar Capital Partners. Mr. Gross has 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of our investment adviser, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 18 years of experience in the private equity and leveraged lending industries.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 18 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC’s U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors. We believe that our relationship with Magnetar, which does not have a private equity fund that targets control investments, strengthens our ties and industry knowledge without creating competition or significant conflicts of interest.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 33 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 30 different financial sponsors.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we are subject to significant regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting cross-correlation exposure and issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our investment adviser, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with Apollo, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Relationship with Magnetar

Solar Capital seeks to capitalize upon the synergies enabled by its association with Magnetar, a multi-strategy investment manager with offices in Evanston, Illinois, New York, London and Philadelphia, and which, along with its affiliates, has over $     billion in assets under management across multiple strategies. We believe that our origination capabilities are further strengthened by leveraging the other investment strategies of Magnetar, which focuses primarily on non-control investments and whose senior management also has developed a strong reputation in the investment management sector, as well as a broad network of contacts within the investment, commercial banking, private equity and investment management communities. We believe that Magnetar has significant depth among its investment professionals across its global equities, reinsurance, fundamental credit and private equity and structured credit groups, as well as among its back-office support staff. We believe that Magnetar’s disciplined, institutionalized process and collaborative culture serves as a competitive advantage for us, enabling us to further improve our ability to source investments from non-traditional sources. Our collaboration with Magnetar includes shared research and due diligence, shared industry expertise, shared investment ideas and deal flow. We believe that the ability of Magnetar to co-invest with us increases the size of investment opportunities available to us, allowing us to speak for entire tranches in many middle market financings. We believe this should result in greater influence in negotiating terms and sourcing transactions among prospective portfolio companies.

In connection with the initial private placement, the Magnetar Entities invested an aggregate of approximately $525 million in us in exchange for approximately 35 million units. The consideration paid by the Magnetar Entities in connection with such transactions consisted of a portfolio of debt and equity investments originated by investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, together with accrued and unpaid interest thereon and additional funding commitments in such investments, as well as a cash investment. The Magnetar Entities currently own, either directly or indirectly, approximately     % of our outstanding equity.

So long as our relationship with Magnetar exists, we intend to offer certain of the Magnetar Entities the opportunity to invest an amount equal to up to 33% of the total amount available for investment in each investment opportunity identified by Solar Capital Partners that exceeds $30 million. In addition, there may be circumstances under which Solar Capital Partners determines to offer to Magnetar the ability to participate at amounts greater than 33%, including, for example, circumstances where Solar Capital Partners determines that the investment is too large for us or if we would be prohibited from making such investment because of the restrictions contained in the 1940 Act. Any co-investment by the Magnetar Entities will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. In certain circumstances, negotiated co-investments, either with a Magnetar Entity or another fund managed by Solar Capital Partners or its affiliates, may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained.

Risk Factors

We have a limited operating history and are dependent on our senior investment professionals. We invest primarily in private companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in our portfolio value. In addition, if we fail to qualify as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code, we could become subject to federal income tax on all of our income, which would have a material adverse effect on our financial performance. See “Risk Factors” beginning on page 15, and the other information included in this prospectus, for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Operating and Regulatory Structure

On                     , 2008, Solar Capital LLC was merged with and into Solar Capital Ltd., a newly-formed Maryland corporation that is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors. Solar Capital Partners is an investment adviser that has registered under the Investment Advisers Act of 1940, as amended, or the Advisers Act. Under our investment advisory and management agreement, which we refer to as the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Management Agreement.” We have also entered into an administration agreement, which we refer to as the Administration Agreement, under which we have agreed to reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and our telephone number is (212) 993-1670.

THE OFFERING

Common Stock Offered by the Selling Shareholders	46,696,447 shares

Common Stock Currently Outstanding	Approximately shares.

Use of Proceeds	We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.

Distributions

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with the quarter ended                     , 2008. The amount of our dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We pay Solar Capital Partners a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Management Agreement.”

Administration Agreement

We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse Solar Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Leverage

We may borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders.

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive license to use the name “Solar Capital.” See “License Agreement.”

Shares Eligible for Resale

In connection with the initial private placement, we entered into a registration rights agreement, pursuant to which we agreed to file a registration statement with the SEC within 270 days of the closing of the initial private placement (December 8, 2007) to register for resale units sold in the initial private placement (or shares of common stock if we have elected to be regulated as a business development company prior to such filing) and to use our best efforts to cause such registration statement to become effective within 730 days of the closing of the initial private placement (March 13, 2009), subject to limited exceptions. Concurrently with our initial private placement, we also entered into a separate registration rights agreement with respect to the units issued to Magnetar that granted Magnetar certain demand, piggy-back and shelf registration rights beginning 365 days after the consummation of an initial public offering. Each of the LLC Holders, including Magnetar, are also subject to certain lock-up provisions with respect to the shares of common stock of Solar Capital Ltd. received as a result of the Solar Merger. See “Registration Rights Agreement.”

Dividend Reinvestment Plan

We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”

Available Information

We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Solar Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Solar Capital Ltd.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%(2)

Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee		%(4)
Incentive fees payable under our Investment Advisory and Management Agreement		%(5)
Interest payments on borrowed funds		%(6)
Other expenses (estimated)		%(7)
Total annual expenses (estimated)%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our base management fee under the Investment Advisory and Management Agreement is based on our gross assets. See “Investment Advisory and Management Agreement.”
(5)	The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing with the year ending December 31, 2007. For a more detailed discussion of the calculation of this fee, see “Investment Advisory and Management Agreement.”

(6)	We may borrow funds to make investments, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly born by our investors. For purposes of this section, we have assumed that we will borrow for investment purposes an amount equal to % of our total assets (including such borrowed funds) and that the annual interest rate on the borrowed amount equals %.
(7)	“Other expenses” ($ million, including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information at and for the period from March 13, 2007 (inception) through September 30, 2007 has been derived from our financial statements that were audited by                     , an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” below for more information.

Period from March 13, 2007 (inception) through September 30, 2007
(dollars in thousands)
Income statement data:
Total investment income	$
Total expenses
Net investment income
Net realized gain (loss) from investments
Net unrealized gain (depreciation) on investments
Net increase (decrease) in net assets resulting from operations

Other data:
Weighted average annualized yield on debt investments(1)		%
Number of portfolio companies at period end

As of September 30, 2007
(dollars in thousands)
Balance sheet data:
Total investment portfolio	$
Total cash and cash equivalents
Total assets
Net assets

Per unit data:
Net asset value per unit(2)	$

(1)	Weighted average annualized yield on debt investments is calculated based upon the interest or other payments received on our debt investments, including amortization of deferred origination fees and original issue discount, if any, for the period indicated.
(2)	Based on approximately 81,702,847 units of Solar Capital LLC outstanding as of September 30, 2007. Each of the outstanding units of Solar Capital LLC was converted into the right to receive one share of common stock of Solar Capital Ltd. in connection with the Solar Merger, which was completed on , 2008.

RISK FACTORS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history.

We were formed in February 2007 and commenced operations in March 2007. As a result of our limited operating history, we are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We are dependent upon Solar Capital Partners’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Gross and Spohler, who serve as the managing member and a partner of Solar Capital Partners, respectively, and who lead Solar Capital Partners’ investment team. Messrs. Gross and Spohler, together with the other investment professionals available to Solar Capital Partners, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Messrs. Gross and Spohler and the other investment professionals available to Solar Capital Partners. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his employment. The loss of Mr. Gross or Mr. Spohler, or any of the other senior investment professionals who serve on Solar Capital Partner’s investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Solar Capital Partners will remain our investment adviser. We may also depend on Solar Capital Partners’ access to the investment information and deal flow generated by Magnetar.

The senior investment professionals of Solar Capital Partners are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Gross and Spohler will dedicate a significant portion of their time to the activities of Solar Capital; however, they will be engaged in other business activities which could divert their time and attention in the future.

Our financial condition and results of operations will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective and to grow depends on Solar Capital Partners’ ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of Solar Capital Partners’ structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Solar Capital Partners has substantial responsibilities under the Investment Advisory and Management Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Solar Capital Partners will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We have elected to be treated as a business development company under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and might have rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders. Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Solar Capital Partners, is payable based on our gross assets, including those assets acquired through the use of leverage, Solar Capital Partners has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Solar Capital Partners.

As a business development company, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

To the extent we use debt to finance our investments, changes in interest rates may affect our cost of capital and net investment income.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

There may be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors utilizes the services of several third-party valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Solar Capital Partners, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interests of us or our stockholders. We note that any affiliated investment vehicle formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Solar Capital Partners may face conflicts in allocating investment opportunities between us and such other entities. Although Solar Capital Partners will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Solar Capital Partners identifies an investment, it will be forced to choose which investment fund should make the investment.

Affiliates of Solar Capital Partners also manage other funds that may have investment mandates that are similar, in whole and in part, with ours, and Solar Capital Partners may choose to do so in the future. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures.

In the course of our investing activities, we pay management and incentive fees to Solar Capital Partners and reimburse Solar Capital Partners for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Solar Capital Partners has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser has granted us a non-exclusive license to use the name “Solar Capital.” Under the license agreement, we have the right to use the “Solar Capital” name for so long as Solar Capital Partners or one of its affiliates remains our investment adviser. In addition, we pay Solar Capital Management, an affiliate of Solar Capital Partners, our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief financial officer and any administrative support staff. These arrangements create conflicts of interest that our board of directors must monitor.

Our relationship with Magnetar may create conflicts of interest.

Since July 2006, Mr. Gross has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, which, along with its affiliates, manages over $     billion in assets, and a senior partner of Magnetar Capital Partners LP, the sole member of Magnetar. In such capacities, Mr. Gross heads Magnetar’s fundamental credit and private equity business. In addition, the Magnetar Entities currently own, either directly or indirectly, approximately         % of our outstanding equity. An affiliate of Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it occurs in connection with providing such services.

So long as our relationship with Magnetar exists, we intend to offer certain of the Magnetar Entities the opportunity to invest an amount equal to up to 33% of the total amount available for investment in each investment opportunity identified by Solar Capital Partners that exceeds $30 million. In addition, there may be circumstances under which Solar Capital Partners determines to offer to Magnetar the ability to participate at amounts greater than 33%, including the opportunity to invest an amount equal to up to 100% of total amount available for investment in an investment opportunity, including, for example, circumstances where Solar Capital Partners determines that the investment is too large for us or if we would be prohibited from making such investment because of the restrictions contained in the 1940 Act. Any co-investment by the Magnetar Entities will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with Solar Capital Partners’ allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained. To the extent we fail to receive an order permitting such co-investments, the size of investments available to us may decrease. In addition, the Magnetar Entities may make investments similar to those targeted by Solar Capital in the future.

Our incentive fee may induce Solar Capital Partners to pursue speculative investments.

The incentive fee payable by us to Solar Capital Partners may create an incentive for Solar Capital Partners to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, the investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Solar Capital Partners to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our unitholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Solar Capital Partners with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Solar Capital Partners as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may fail to realize any benefits from our relationship with Magnetar, and our relationship with Magnetar may end.

We expect that we will continue to benefit from our investment adviser’s access to investment information and deal flow generated by Magnetar, whose senior management has developed a strong reputation in the investment management sector as well as a broad network of contacts within the investment, commercial banking, private equity and investment management communities. We believe that other benefits from our investment adviser’s relationship with Magnetar include shared research and due diligence, shared industry expertise, shared investment ideas and deal flow. If any of these benefits fail to materialize or continue, or if our relationship with Magnetar ends, then our business could be adversely affected.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a regulated investment company under Subchapter M of the Code for 2008 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty satisfying the annual distribution requirement in order to qualify and maintain RIC status if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted “payment in kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to corporate-level income tax.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law, our board of directors is permitted to reclassify any authorized but unissued shares of common stock into one or more classes of preferred stock. If the board of directors undertakes such a reclassification, it is required to file Articles of Incorporation Supplementary, which include, among other things, a description of the stock and a statement that the stock has been reclassified by the board of directors under authority contained in the charter. The board of directors is not required to make a specific finding prior to approving a reclassification, though we would generally expect the board of directors to determine, at a minimum, that any reclassification was in the best interests of Solar Capital. In the event that our board of directors opts to reclassify a portion of our unissued shares of common stock into a class of preferred stock, those preferred shares would have a preference over our common stock with respect to dividends and liquidation, which would reduce the amount distributable to our common stockholders. The cost of any such reclassification would be borne by our existing common stockholders. The class voting rights of any preferred shares we may issue could make it more difficult for us to take some actions that may, in the future, be proposed by the board of directors and/or the holders of our common stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of our securities, if these actions were perceived by the holders of preferred shares as not in their best interests. The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion. These effects, among others, could have an adverse effect on your investment in our common stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Solar Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory and Management Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC. We believe that complying with these rules and regulations makes some activities time-consuming and costly and may divert significant attention of the senior investment professionals from implementing our investment objective to these and related matters.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we target in leveraged companies. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in leveraged companies. As a result of these new entrants, competition for investment opportunities at leveraged companies has intensified, and we expect the trend to continue. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we do, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments may be risky, and you could lose all or part of your investment in us.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.    When we make a senior secured term loan investment in a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.    Our mezzanine debt investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.    When we invest in senior secured loans or mezzanine loans, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of our assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to business development company requirements that would prevent such follow-on investments or the desire to maintain our RIC tax status.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Solar Capital Partners’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, mezzanine loans and equity securities issued by our portfolio companies. Our portfolio companies typically have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior investment professionals while they were employed at prior positions.

Although in the past Mr. Gross held senior positions at a number of investment firms, including Apollo Investment Corporation and Apollo Management, L.P., Mr. Gross’ track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In his role at such other firms, Mr. Gross was part of an investment team, and he was not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus. Other than Mr. Gross, none of the senior investment professionals from such other firms is employed by our investment adviser.

Risks Relating to an Investment in Our Securities

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Solar Capital Partners’ key personnel;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

As a result of agreements we previously entered into with the LLC Holders who purchased units in the initial private placement, we are contractually obligated to register for resale an aggregate of approximately 46,696,447 shares that are held by such LLC Holders subsequent to the completion of the Solar Merger. Upon registration and the expiration of any applicable lock-up periods, such shares will generally be freely tradable in the public market, subject to certain contractual transfer restrictions. Concurrently with our initial private placement, we also entered into a separate registration rights agreement with respect to the 35,000,000 units issued to Magnetar that granted Magnetar certain demand, piggy-back and shelf registration rights beginning 365 days after the consummation of an initial public offering. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Solar Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•

currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We will not receive any proceeds from the sale of the shares of common stock covered by this prospectus.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders, beginning with the quarter ended                     , 2008. Our quarterly dividends, if any, will be determined by our board of directors. Any dividends to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

SOLAR MERGER

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On                     , 2008, Solar Capital LLC was merged with and into Solar Capital Ltd., a newly-formed Maryland corporation. In connection with the Solar Merger, each of the outstanding units of Solar Capital LLC was converted into the right to receive one share of common stock of Solar Capital Ltd. An aggregate of approximately 81.7 million shares of common stock were issued to the LLC Holders in connection with the Solar Merger. In accordance with the limited liability company operating agreement of Solar Capital LLC, no vote of Solar Capital LLC’s unitholders was required in order to consummate the Solar Merger.

Certain of the LLC Holders held their interests in Solar Capital LLC indirectly through one or more offshore entities, or Feeder Corporations. In connection with the Solar Merger, these Feeder Corporations were dissolved and the interests in these Feeder Corporations were converted into direct interests in Solar Capital LLC. Pursuant to certain agreements Solar Capital LLC entered into in connection with its initial private placement, Solar Capital LLC declared a dividend on the outstanding units of Solar Capital LLC immediately prior to completion of the Solar Merger in the aggregate amount of approximately $            , which was designed in part to approximate the tax liability incurred as a result of the Solar Merger and dissolution of the Feeder Corporations by those LLC Holders who held their interests in Solar Capital LLC indirectly through such Feeder Corporations. All of the LLC Holders, including those who currently held a direct interest in Solar Capital LLC, were entitled to the above-referenced dividend.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus.

Overview

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

As of September 30, 2007, we had approximately $724 million of long-term investments. As of September 30, 2007, our portfolio was comprised of debt and equity investments in 29 portfolio companies, and our debt investments, including preferred equity investments, had a weighted average annualized yield of approximately 12.4%.

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company. On                     , 2008, Solar Capital LLC was merged with and into Solar Capital Ltd., a newly-formed Maryland corporation that is an externally managed, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the 1940 Act. In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Valuation of Portfolio Investments

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities are not valued above cost, but loans and debt securities are subject to fair value write-downs when they are considered impaired. With respect to equity securities that are not publicly traded or whose market prices are not readily available, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, third-party valuation firms and our audit committee.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment.

•	Preliminary valuation conclusions are then documented and discussed with our investment adviser’s senior investment professionals.

•	Third-party valuation firms engaged by our board of directors review these preliminary valuations.

•

Our audit committee then reviews the preliminary valuation and our investment adviser and third-party valuation firms supplement the preliminary valuations to reflect any comments provided by the audit committee.

•

Our board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, third-party valuation firms and our audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we do not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount are capitalized, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination is recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Portfolio Composition and Investment Activity

The total portfolio value of our investments was approximately $         million at September 30, 2007. From March 13, 2007 (inception) through September 30, 2007, we originated approximately $         million of new investments in      portfolio companies,             of which represented additional investments in existing portfolio companies. The foregoing amounts are in addition to the approximately $501.1 million of portfolio investments originated by investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team that we acquired from the Magnetar Entities prior to and immediately following the initial private placement.

In certain instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity date. The frequency or volume of these repayments may fluctuate significantly from period to period. From March 13, 2007 (inception) through September 30, 2007, we had approximately $         million of debt repayments in      portfolio companies.

Portfolio activity also reflects sales of securities of      portfolio companies in the amount of approximately $         million for the period from March 13, 2007 (inception) through September 30, 2007. In addition, during such period we had unrealized appreciation on     portfolio investments totaling approximately $             million, which was offset to some extent by unrealized depreciation on     portfolio investments totaling approximately $             million.

At September 30, 2007, we had investments in debt securities of      portfolio companies, totaling approximately $         million, and equity investments in      portfolio companies, totaling approximately $         million. The debt investments include accrued PIK interest which is added to the carrying value of our investments, reduced by repayments of principal.

The following table shows the fair value of our portfolio of investments by asset class as of September 30, 2007:

September 30, 2007
Asset Class	Investments at Fair Value	Percentage of Total Portfolio
(in millions)

Secured debt	$		%

Subordinated debt			%

Preferred stock			%

Equity			%

Cash equivalents			%

Total	$		%

Results of Operations

We commenced operations on March 13, 2007. Therefore, there is no period with which to compare the results of operations for the period from March 13, 2007 (inception) through September 30, 2007.

Investment Income

Investment income for the period from March 13, 2007 (inception) through September 30, 2007 was approximately $         million, consisting of approximately $         million in interest from debt investments, and

approximately $         million in interest from cash and cash equivalents. We received no fees for managerial assistance provided to our portfolio companies during the period from March 13, 2007 (inception) through September 30, 2007.

Operating Expenses

Operating expenses for the period from March 13, 2007 (inception) through September 30, 2007 were approximately $         million. This amount consisted primarily of investment advisory fees, professional fees, compensation expense, and general and administrative expenses.

The investment advisory fee for the period from March 13, 2007 (inception) through September 30, 2007 was approximately $         million, representing the base fee for the period as provided for in the Investment Advisory and Management Agreement. At September 30, 2007, approximately $         million of investment advisory fees remained payable to Solar Capital Partners.

Professional fees, consisting of legal, valuation, audit and consulting fees, were approximately $                  for the period from March 13, 2007 (inception) through September 30, 2007. General and administrative expenses, consisting primarily of directors’ fees, insurance, and transfer agent fees, office supplies, facilities costs and other expenses, were approximately $                  for the period from March 13, 2007 (inception) through September 30, 2007. Office supplies, facilities costs and other expenses, including our allocable portion of the compensation of any administrative personnel who provide services to us, are allocated to us under the terms of the Administration Agreement with Solar Capital Management. For the period from March 13, 2007 (inception) through September 30, 2007, total reimbursements to Solar Capital Management under our Administration Agreement amounted to approximately $                 . At September 30, 2007, approximately $                  remained payable to Solar Capital Management under the terms of our Administration Agreement.

Expenses incurred for the period from March 13, 2007 (inception) through September 30, 2007 are not necessarily indicative of the expenses we will likely incur as a public company during subsequent periods.

Realized and Unrealized Gains/Losses on Investments

For the period from March 13, 2007 (inception) through September 30, 2007, we had net realized gains of approximately $         million. We realized gains of approximately $         million on      investments, which were partially offset by realized losses of approximately $         million on      investments.

During the period we also had net unrealized appreciation on investments of approximately $         million. We recorded unrealized appreciation of approximately $         million on      investments, which was partially offset by unrealized depreciation of approximately $         million on      investments.

Net Increase in Net Assets Resulting from Operations

We had a net increase in net assets resulting from operations of approximately $         million for period from March 13, 2007 (inception) through September 30, 2007, which was primarily attributable to investment income realized during the period, offset to some extent by realized losses and unrealized depreciation during the period, as described above.

Based on a weighted-average of                      units outstanding (basic and diluted), the net increase in net assets resulting from operations per unit for the period from March 13, 2007 (inception) through September 30, 2007 was approximately $     for basic and diluted earnings.

Liquidity and Capital Resources

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On March 13, 2007, we conducted a $700 million private placement of units in Solar Capital LLC. Approximately 46,696,447 units were issued for cash at a purchase price of $15.00 per unit in connection with the initial private placement. In addition, in connection with the initial private placement, the Magnetar Entities invested an aggregate of approximately $525 million in us in exchange for approximately 35 million units. The consideration paid by the Magnetar Entities in connection with such transactions consisted of a portfolio of debt and equity investments, together with accrued and unpaid interest thereon and additional funding commitments in such investments, as well as a cash investment.

At September 30, 2007, we had cash and cash equivalents of approximately $             million. Cash provided by operating activities for the period from March 13, 2007 (inception) through September 30, 2007 was approximately $            million, consisting primarily of the items described in “— Results of Operations.” Net cash provided by investing activities during the period was approximately $            million, reflecting new investments of approximately $            million, offset by principal repayments and sales of securities of approximately $            million. No dividends were paid during the period from March 13, 2007 (inception) through September 30, 2007.

As a business development company, we have an ongoing need to raise additional capital for investment purposes. As a result, we expect from time to time to access the debt and/or equity markets when we believe it is necessary and appropriate to do so.

Contractual Obligations

We have certain obligations with respect to the investment advisory and administration services we receive. See “— Overview”. We incurred approximately $             million for investment advisory services and approximately $             million for administrative services for the period from March 13, 2007 (inception) through September 30, 2007.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

We had no outstanding borrowings at September 30, 2007.

Distributions

We have paid no dividends or other distributions on our outstanding equity since our inception.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•

We have entered into an Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member and a senior investment professional of, and has financial interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer, is a partner and a senior investment professional of, and has financial interests in, Solar Capital Partners.

•

Solar Capital Management provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff. Solar Capital Partners, our investment adviser, is the sole member of and controls Solar Capital Management.

•	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has granted us a non-exclusive, royalty-free license to use the name “Solar Capital.”

•

Since July 2006, Mr. Gross, our chairman and chief executive officer, has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, a senior partner in Magnetar Capital Partners LP, the sole member of Magnetar, and the head of Magnetar’s fundamental credit and private equity business. Mr. Spohler, our chief operating officer, together with Solar Capital Partners’ other professionals, currently manage investments on behalf of Magnetar. As a result of certain transactions prior to and immediately following our initial private placement, the Magnetar Entities currently own, either directly or indirectly, approximately     % of our outstanding equity.

So long as our relationship with Magnetar exists, we intend to offer certain of the Magnetar Entities the opportunity to invest an amount equal to up to 33% of the total amount available for investment in each investment opportunity identified by Solar Capital Partners that exceeds $30 million. In addition, there may be circumstances under which Solar Capital Partners determines to offer to Magnetar the ability to participate at amounts greater than 33%, including, for example, circumstances where Solar Capital Partners determines that the investment is too large for us or, if we would be prohibited from making such investment because of the restrictions contained in the 1940 Act. Any co-investment by the Magnetar Entities will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with Solar Capital Partners’ allocation procedures. In addition, the Magnetar Entities may make investments similar to those targeted by Solar Capital.

Affiliates of Solar Capital Partners also manage other funds that may have investment mandates that are similar, in whole and in part, with ours, and Solar Capital Partners may choose to do so in the future. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

In certain circumstances, negotiated co-investments, either with a Magnetar Entity or another fund managed by Solar Capital Partners or its affiliates, may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained.

In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state corporate law.

BUSINESS

Solar Capital

We are an externally managed finance company. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. We are managed by Solar Capital Partners. Solar Capital Management provides the administrative services necessary for us to operate.

As of September 30, 2007, we had approximately $724 million of long-term investments. As of September 30, 2007, our portfolio was comprised of debt and equity investments in 29 portfolio companies, and our debt investments, including preferred equity investments, had a weighted average annualized yield of approximately 12.4%.

Our portfolio primarily consists of direct investments in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans made to private leveraged companies organized and located in the United States, including middle-market companies. We also invest in equity securities, such as preferred stock, common stock, warrants and other equity interests received in connection with our debt investments or through direct investments. Our business model is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $20 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007. On March 13, 2007, we conducted a $700 million private placement of membership units, or units, in Solar Capital LLC, which we refer to as our initial private placement. Approximately 46,696,447 units were issued for cash at a purchase price of $15.00 per unit in connection with the initial private placement. In addition, in connection with the initial private placement, the Magnetar Entities invested an aggregate of approximately $525 million in us in exchange for approximately 35 million units. The consideration paid by the Magnetar Entities in connection with such transactions consisted of a portfolio of debt and equity investments originated by investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, together with accrued and unpaid interest thereon and additional funding commitments in such investments, as well as a cash investment. We refer to investors in the initial private placement, together with the other equity holders of Solar Capital LLC, as the LLC Holders. Solar Capital Investors, LLC, an entity funded by the management of Solar Capital Partners, invested approximately $50 million in us in connection with the initial private placement.

About Solar Capital Partners

Solar Capital Partners is led by Michael S. Gross, our chairman and chief executive officer, and Bruce Spohler, our chief operating officer, and is supported by a team of investment professionals, including Brian Gerson, Cedric Henley and David Mait. We refer to Messrs. Gross, Spohler, Gerson, Henley and Mait as Solar Capital Partners’ senior investment professionals. Solar Capital Partners’ investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. The investment team led by Messrs. Gross and Spohler has invested in 34 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 30 different financial sponsors. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to generate deal flow.

Mr. Gross, the former chairman and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded, has 20 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions. Since July 2006, Mr. Gross has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, which along with its affiliates manages over $     billion in assets, and a senior partner in Magnetar Capital Partners LP, the sole member of Magnetar Financial LLC. In such capacities, Mr. Gross heads Magnetar’s fundamental credit and private equity business.

Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross was also the managing partner of Apollo Distressed Investment Fund, L.P., an investment fund he founded in 2003 to invest principally in debt and other securities of leveraged companies.

Mr. Gross also currently serves on the boards of directors of five public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the more than 20 years of experience of Mr. Spohler, who serves as our chief operating officer and a partner of our investment adviser. Mr. Spohler joined Magnetar in November 2006. Since that time, he has worked closely with Mr. Gross in the fundamental credit and private equity group. Mr. Spohler joined Magnetar from CIBC World Markets, where he was a managing director and a former co-head of U.S. Leveraged Finance. He held numerous senior roles across the firm, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of the firm’s U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as the firm’s below investment grade loan portfolio. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 18 years of experience in the private equity and leveraged lending industries.

Market Opportunity

Solar Capital invests primarily in senior secured loans, mezzanine loans and equity securities of leveraged companies organized and located in the United States. We believe that the size of the leveraged company market, coupled with the demands of these companies for flexible sources of capital at attractive terms and rates, create an attractive investment environment for us.

•

Large pool of uninvested private equity capital should continue to drive loan volume.    Since 2006, U.S. leveraged buyouts led by private equity firms have accounted for over $1 trillion or 30% of the total U.S. mergers and acquisition volume, as compared to only 5% of total U.S. mergers and acquisition volume in 2000. The significant increase in leveraged buyout volume is driven by an increase in the amount of capital raised by private equity firms. Since 2004, U.S. buyout firms have raised approximately $375 billion. During that same period, middle-market U.S. buyout funds have raised approximately $95 billion. Industry sources suggest that, as of June 2007, all U.S. buyout firms still had approximately $100 billion of committed capital available for investment and middle-market U.S. buyout firms still had approximately $25 billion available for investment. We believe the abundance of uninvested capital and continued increase in fund size should continue to sustain the recent high volume of leveraged buyouts by private equity firms. As a result, loan volumes should remain robust as private equity firms seek to package their equity investments together with senior secured and/or mezzanine loans in leveraged buyouts, which should provide opportunities for us to partner with such firms.

•

Recent disruptions within the credit markets generally have led to reduced liquidity and a more lender-friendly environment.    Throughout the first half of 2007, the global debt markets witnessed ever-increasing amounts of liquidity. This translated into highly robust debt capital markets, resulting in more issuer-friendly terms, tighter spreads and higher leverage levels. Collateralized Loan Obligations (“CLOs”), which represented 60% of the buying power of new loan volume over the twelve-month period beginning October 1, 2006 and ending September 30, 2007, had been a driving force in the increased appetite that existed in the debt capital markets. However, beginning at the end of June 2007, signs of strain emerged as fears of increasing defaults in the subprime mortgage lending market caused credit concerns and a loss of investor confidence in the leveraged loan and high yield markets. Due to credit concerns and the loss of investor confidence, there was a significant decline in CLO issuance leading to a liquidity shortage in the debt markets. We believe that this reduction in liquidity throughout the credit markets has improved the number and quality of investment opportunities available to Solar Capital, as many of the alternative methods of obtaining middle-market debt financing have significantly decreased in scope and availability while demand for financings has remained robust. We believe we will be able to structure investments with lower leverage, better terms, better yields, and longer duration than was typical before the recent market correction. In addition, our permanent capital structure makes us an attractive alternative to other sources of financing for companies.

•

Bank consolidation has been high, resulting in fewer key players willing to provide debt financing to the companies we target.    In the last 20 years, the number of U.S. commercial banks has shrunk from over 13,700 in 1987 to approximately 7,400 as of June, 2007. As a result, we believe that this trend towards greater concentration of assets in larger banks has reduced the availability of debt capital to the companies we target for such financing sources.

•

Commercial and investment banks have been syndicating larger volumes of loans.    To mitigate their exposure to a single credit, commercial and investment banks have been syndicating larger volumes of loans, rather than holding them. The syndication process can be cumbersome for issuers and demonstrates a lack of commitment by the bank to the relationship with the issuer. We believe that this trend should provide more efficient and committed financing sources, like us, with increased investment opportunities. Additionally, many banks have reduced further their credit exposure in response to the credit market turmoil. This pullback is disproportionately impairing middle-market companies’ access to loans, as banks allocate their capital to larger clients. The resulting reduction in access to capital for middle-market companies increases the value proposition for alternative financing sources who can underwrite large commitments in place of the banks.

•

Less competition and the potential for greater reward for a willingness to accept illiquidity make the middle-market an attractive opportunity.    We believe there is a considerable opportunity in the middle-market sector given the significant number of companies and transactions within this sector. Increasingly, sponsors have been drawn to the segment because of less competition for deals and the segment’s growth characteristics, resulting in more than 1,800 acquisitions since 2005 between $10 million and $500 million. We expect that private equity firms will continue to be active investors in middle-market companies and that these private equity funds will seek to leverage their equity investments by combining capital with senior secured and/or mezzanine loans from other sources. Solar Capital believes there is a large pool of uninvested private equity capital likely to seek mezzanine capital to support their investments. For the twelve months ended September 30, 2007, leveraged loan volume for companies with EBITDA of less than $50 million totaled $32 billion, and we expect this trend to continue.

We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for us. The middle-market has distinct characteristics in terms of risk, capital requirements and rates of return. We believe that the segment’s strong growth prospects, combined with the growing demand for capital and the corporate finance and advisory services we offer, enhances our market opportunity.

Therefore, we believe that there is an opportunity to invest in senior secured loans, mezzanine loans and equity securities of leveraged companies and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

Mr. Gross has principal management responsibility for Solar Capital Partners as its managing partner. He currently dedicates a significant portion of his time to managing Solar Capital Partners. Mr. Gross has 20 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our chief operating officer and a partner of our investment adviser, has over 20 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

In addition to Messrs. Gross and Spohler, Solar Capital Partners’ senior investment professionals include Messrs. Gerson, Henley and Mait, each of whom has extensive experience in originating, evaluating and structuring investments in the types of middle-market companies we currently target. Solar Capital Partners’ senior investment professionals have an average of over 18 years of experience in the private equity and leveraged lending industries.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment professionals and their ability to draw upon their average of 18 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo

Investment Corporation as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC’s U.S. Leveraged Finance Group.

Our investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors. We believe that our relationship with Magnetar, which does not have a private equity fund that targets control investments, strengthens our ties and industry knowledge without creating competition or significant conflicts of interest.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since our inception, Solar Capital Partners has sourced investments in 33 different portfolio companies for Solar Capital, which investments involved an aggregate of more than 30 different financial sponsors.

Versatile Transaction Structuring and Flexibility of Capital

We believe our senior investment professionals’ broad expertise and ability to draw upon their extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. While we are subject to significant regulation as a business development company, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a disciplined investment and risk management process that emphasizes a rigorous fundamental research and analysis framework. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting cross-correlation exposure and issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our investment adviser, conduct a rigorous due diligence process that draws upon investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with Apollo, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “Business — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Relationship with Magnetar

Solar Capital seeks to capitalize upon the synergies enabled by its association with Magnetar, a multi-strategy investment manager with offices in Evanston, Illinois, New York, London and Philadelphia, and which, along with its affiliates, has over $     billion in assets under management across multiple strategies. We believe that our origination capabilities are further strengthened by leveraging the other investment strategies of Magnetar, which focuses primarily on non-control investments and whose senior management also has developed a strong reputation in the investment management sector, as well as a broad network of contacts within the investment, commercial banking, private equity and investment management communities. We believe that Magnetar has significant depth among its investment professionals across its global equities, reinsurance, fundamental credit and private equity and structured credit groups, as well as among its back-office support staff. We believe that Magnetar’s disciplined, institutionalized process and collaborative culture serves as a competitive advantage for us, enabling us to further improve our ability to source investments from non-traditional sources. Our collaboration with Magnetar includes shared research and due diligence, shared industry expertise, shared investment ideas and deal flow. We believe that the ability of Magnetar to co-invest with us increases the size of investment opportunities available to us, allowing us to speak for entire tranches in many middle market financings. We believe this should result in greater influence in negotiating terms and sourcing transactions among prospective portfolio companies.

In connection with the initial private placement, the Magnetar Entities invested an aggregate of approximately $525 million in us in exchange for approximately 35 million units. The consideration paid by the Magnetar Entities in connection with such transactions consisted of a portfolio of debt and equity investments originated by investment professionals at Magnetar who are currently a part of Solar Capital Partners’ investment team, together with accrued and unpaid interest thereon and additional funding commitments in such

investments, as well as a cash investment. The Magnetar Entities currently own, either directly or indirectly, approximately         % of our outstanding equity.

So long as our relationship with Magnetar exists, we intend to offer certain of the Magnetar Entities the opportunity to invest an amount equal to up to 33% of the total amount available for investment in each investment opportunity identified by Solar Capital Partners that exceeds $30 million. In addition, there may be circumstances under which Solar Capital Partners determines to offer to Magnetar the ability to participate at amounts greater than 33%, including, for example, circumstances where Solar Capital Partners determines that the investment is too large for us or if we would be prohibited from making such investment because of the restrictions contained in the 1940 Act. Any co-investment by the Magnetar Entities will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. In certain circumstances, negotiated co-investments, either with a Magnetar Entity or another fund managed by Solar Capital Partners or its affiliates, may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained.

Investments

Solar Capital seeks to create a diverse portfolio that includes senior secured loans, mezzanine loans and equity securities by investing approximately $20 to $100 million of capital, on average, in the securities of leveraged companies, including middle-market companies. Our portfolio includes both senior secured loans and mezzanine loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

In addition to senior secured loans and mezzanine loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to unitholders. These investments may include similar direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus is to provide senior secured loans and mezzanine loans to leveraged companies in a variety of industries. We generally seek to target companies that generate positive cash flows. We generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may invest.

•  Aerospace and defense

•  Beverage, food and tobacco

•  Broadcasting and entertainment

•  Business services

•  Cable television

•  Cargo transport

•  Consumer products

•  Consumer finance

•  Consumer services

•  Containers

•  Direct marketing

•  Distribution

•  Diversified/conglomerate manufacturing

•  Diversified services

•  Education

•  Electronics

•  Energy/utilities

•  Equipment rental

•  Food and beverage

•  Financial services

•  Healthcare, education and childcare

•  Hotels, motels, inns and gaming

•  Industrial

•  Infrastructure

•  Insurance

•  Leisure, motion pictures and entertainment

•  Logistics

•  Machinery

•  Media

•  Oil and gas

•  Printing, publishing and broadcasting

•  Real estate

•  Retail

•  Specialty finance

•  Technology

•  Telecommunications

We may invest in other industries if we are presented with attractive opportunities.

Set forth below is a list of our ten largest portfolio company investments as of September 30, 2007, as well as the top ten industries in which we were invested as of September 30, 2007, in each case calculated as a percentage of our total assets as of such date.

Portfolio Company	% of Total Assets
The Reader’s Digest Association, Inc.	9.7%
Asurion Corporation	6.8%
Fleetpride Corporation	6.0%
Questex Media Group	5.8%
Station Casino, Inc.	5.5%
Advanstar Communications Inc.	5.1%
Wire Rope Corporation	4.9%
NXP Semiconductors Netherlands B.V.	4.7%
Greatwide Logistics Services, Inc.	4.5%
Ark Real Estate Partners LP	3.7%

Industry	% of Total Assets
Printing, publishing and broadcasting	12.2%
Diversified services	10.8%
Cargo transport	9.0%
Insurance	6.8%
Diversified/conglomerate manufacturing	6.8%
Beverage, food and tobacco	6.2%
Broadcasting and entertainment	6.0%
Aerospace and defense	6.0%
Hotels, motels, inns and gaming	5.5%
Technology	4.7%

Investment Selection

Solar Capital Partners utilizes the same value oriented investment philosophy used by the professionals of our investment adviser in their work with previous funds they have managed and commits resources to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, Solar Capital Partners seeks to utilize its access to information generated by our investment professionals, including through their relationship with Magnetar, to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow.    Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we look for companies with a demonstrated ability to de-lever. Typically, we would not invest in start-up companies or companies having speculative business plans.

Growth.    We invest primarily in companies with strong prospects for growth. These companies are usually in high-growth industries or have a competitive advantage that creates the potential to increase market share.

Strong Competitive Position in Industry.    We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Diversified Customer and Supplier Base.    We seek to acquire businesses that have a diversified customer and supplier base. We believe that companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy.    We predominantly invest in companies which provide multiple alternatives for an eventual exit. We look for opportunities that provide an exit typically within three years of the initial capital commitment.

We seek companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We believe that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets.    The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management.    We generally require that portfolio companies have an experienced management team. We also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Sponsorship.    We aim to invest alongside other sophisticated investors. We seek to partner with successful financial sponsors who have historically generated high returns. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence.

Due Diligence

Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach adopted by the investment professionals of our investment adviser in their work with other funds they have managed. We believe that these investment professionals have a reputation for conducting extensive due diligence investigations in their investment activities. We also seek to leverage our relationship with Magnetar to deepen our expertise across industries. In conducting due diligence, our investment adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents; and

•	background checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Committee

All new investments are required to be approved by a consensus of the investment committee of our investment adviser, which is led by Messrs. Gross and Spohler. The members of Solar Capital Partners’ investment committee receive no compensation from us. Such members may be employees or partners of our investment adviser and may receive compensation or profit distributions from our investment adviser. See “Portfolio Management.”

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans have maturities of five to ten years.

We also invest in portfolio companies in the form of senior secured loans. These senior secured loans typically provide for deferred interest payments in the first few years of the term of the loan. We generally obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

In the case of our mezzanine loan and senior secured loan investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential capital appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights. In addition, we may from time to time make direct equity investments in portfolio companies.

We seek to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. Solar Capital Management will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing Relationships with Portfolio Companies

Monitoring.    Solar Capital Partners monitors our portfolio companies on an ongoing basis. Solar Capital Partners monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Solar Capital Partners has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other Solar Capital portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Solar Capital Partners also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Capital gain expected
2	Full return of principal and interest or dividend expected, with the portfolio company performing in accordance with our analysis of its business
3	Full return of principal and interest or dividend expected, but the portfolio company requires closer monitoring
4	Some loss of interest, dividend or capital appreciation expected, but still expecting an overall positive internal rate of return on the investment
5	Loss of interest or dividend and some loss of principal investment expected, which would result in an overall negative internal rate of return on the investment

Solar Capital Partners monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, Solar Capital Partners reviews these investment ratings on a quarterly basis, and our board of directors affirms such ratings.

Valuation Process.    The following is a description of the steps we take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment.

•	Preliminary valuation conclusions are then documented and discussed with our investment adviser’s senior investment professionals.

•	Third-party valuation firms engaged by our board of directors review these preliminary valuations.

•

Our audit committee then reviews the preliminary valuation and our investment adviser and third-party valuation firms supplement the preliminary valuations to reflect any comments provided by the audit committee.

•

Our board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, third-party valuation firms and our audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest is allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

We expect that substantially all of our portfolio investments will continue to be recorded at fair value as determined under the valuation process discussed above. As a result, there is, and will continue to be, uncertainty with respect to the value of our portfolio investments.

Competition

Our primary competitors to provide financing to leveraged companies include public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in leveraged companies. As a result of these new entrants, competition for investment opportunities at leveraged companies has intensified, and we expect the trend to continue. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We use the industry information available to Mr. Gross and the other investment professionals of our investment adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Mr. Gross and the other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Investments — We operate in a highly competitive market for investment opportunities.”

Staffing

We do not currently have any employees. Mr. Gross, our chief executive officer, and Mr. Spohler, our chief operating officer, currently serve as the managing member and a partner, respectively, of our investment adviser, Solar Capital Partners.                     , our chief financial officer, is an employee of Solar Capital Management, and performs his functions as chief financial officer and interim chief compliance officer under the terms of our Administration Agreement. Our board of directors may, at its discretion, choose to retain                      as our permanent chief compliance officer, appoint a new individual to serve as our permanent chief compliance officer, or retain a third-party compliance firm to perform such functions on our behalf. To the extent we retain a new individual to serve as our permanent chief compliance officer, such person would be an employee of Solar Capital Management and would perform his functions as chief compliance officer under the terms of our Administration Agreement. Similarly, any third-party compliance firm would be retained by Solar Capital Management and would perform its compliance functions under the terms of our Administration Agreement. Our day-to-day investment operations will be managed by our investment adviser. See “Investment Advisory and Management Agreement.” Solar Capital Partners’ investment personnel currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and a team of additional experienced investment professionals. Solar Capital Partners may hire additional investment professionals, based upon its needs, in the future. In addition, we will reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 500 Park Avenue, 5th Floor, New York, New York 10022, and are provided by Solar Capital Management in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2007 for each portfolio company in which we had a debt or equity investment. The general terms of our debt and equity investments are described in “Business—Investments.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. Other than Alternative Asset Management Acquisition Corp., Ark Real Estate Partners LP, National Interest Security Corporation and National Specialty Alloys, LLC, we do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its voting securities.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held(2)		Fair Value
Advanstar Communications Inc. 641 Lexington Ave., 8th Floor New York, NY 10022	Diversified services	Senior secured loan Subordinated notes Common stock	10.229% (L+500/Q) 12.229% (L+700/Q)	12/01/2015 12/01/2015	— — 1.03%		$14,400,000 18,746,601 3,700,567	(3)

Affinity Group, Inc. 2575 Vista Del Mar Ventura, CA 93001	Printing, publishing and broadcasting	Subordinated notes	10.875%	2/16/2012	—		18,198,000

Alternative Asset Management Acquisition Corp. 590 Madison Ave., 35th Floor New York, NY 10022	Specialty finance	Common stock Warrants to purchase common stock			13.89 15.39	% %	3,125 640,800

AMC Entertainment Holdings, Inc. 920 Main Street Kansas City, MO 64105	Leisure, motion pictures and entertainment	Subordinated notes	10.229% (L+500/Q)	6/13/2012	—		20,021,885	(3)

Ark Real Estate Partners LP 505 Park Ave., 21st Floor New York, NY 10022	Real estate	Partnership interests			24.80%		27,094,083

Asurion Corporation 648 Grassmere Park, Suite 300 Nashville, TN 37211	Insurance	Senior secured loan	10.875% (L+650)	7/03/2015	—		49,125,000

Casema B. V. Spaarneplein 2 Postbus 16192 2500 BD Den Haag The Netherlands	Telecommunications	Subordinated notes Subordinated notes	14.009% (E+925/S) 14.009% (E+925/S)	11/17/2016 11/17/2016	—		7,299,478 7,836,675	(3) (3)

Emdeon Business Services LLC 26 Century Blvd. Nashville, TN 37214	Healthcare, education and childcare	Senior secured loan	10.229% (L+500/Q)	5/19/2014	—		14,925,000

Fleetpride Corporation 8708 Technology Forest Place Suite 125 The Woodlands, TX 77381	Cargo transport	Subordinated notes	11.500%	10/01/2014	—		43,430,000

Generac Power Systems, Inc. Highway 59 & Hillside Rd. P.O. Box 8 Waukesha, WI 53187	Machinery	Senior secured loan	11.229% (L+600/Q)	5/10/2014	—		5,197,500

Grakon, LLC 1911 S. 218th St. P.O. Box 98984 Seattle, WA 98198	Cargo transport	Subordinated notes LLC interests	12.000%	6/19/2013	— 2.50%		20,000,000 1,714,286

Greatwide Logistics Services, Inc. 12404 Park Central Dr. Suite 300 South Dallas, TX 75251	Cargo transport	Senior secured loan Subordinated notes	11.633% (L+650/S) 13.500%	6/19/2014 12/19/2014	— —		22,100,000 10,492,534	(3)

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held(2)		Fair Value
Iglo Birds Eye Group Limited 5, New Square Bedfont Lakes Business Park Feltham, Middlesex TW 14 8HA United Kingdom	Beverage, food and tobacco	Subordinated notes Subordinated notes	12.759% (E+800/S) 14.250% (L+800/S)	12/08/2016 12/08/2016	— —		4,714,717 14,167,769	(3) (3)

Jonathan Engineering Solutions Corp. 410 Exchange, Suite 200 Irvine, CA 92602	Diversified/conglomerate manufacturing	Subordinated notes Subordinated notes	13.000% 16.500%	6/29/2014 6/29/2014	— —		10,141,372 3,162,500	(3) (3)

National Interest Security Corporation 18757 North Frederick Rd. Gaithersburg, MD 20879	Aerospace and defense	Subordinated notes Common stock	14.500%	1/20/2013	— 12.65%		20,000,000 1,265,023	(3)

National Specialty Alloys, LLC 18250 Kieth Harrow Blvd. Houston, TX 77084	Industrial	Preferred LLC interests LLC interests			49.50 42.13	% %	8,500,000 10,000,000	(4)

NXP Semiconductors Netherlands B.V. High Tech Campus 60 5656 AG Eindhoven The Netherlands	Technology	Common stock			0.70%		33,837,728	(5)

Pacific Crane Maintenance Company, L.P. 225 N.E. Mizner Blvd., Suite 700 Boca Raton, FL 33432	Machinery	Subordinated notes Partnership interests	13.000%	2/15/2014	— 1.10%		9,000,000 1,000,000

ProSieben Sat.1 Media AG Medienallee 7 85774 Unterfohring Germany	Broadcasting and entertainment	Subordinated notes	11.592% (E+350/Q)	6/03/2017	—		16,846,577	(3)

Questex Media Group. 275 Grove St., Suite 2-130 Newton, MA 02466	Diversified services	Senior secured loan Subordinated notes	11.633% (L+650/S) 14.500%	11/04/2014 11/04/2014	— —		9,900,000 31,838,470	(3)

Riverdeep Interactive Learning Ltd. Styne House, 3rd Floor Upper Hatch Street Dublin 2 Ireland	Healthcare, education and childcare	Subordinated notes	12.429% (L+720/Q)	12/21/2007	—		13,696,175

Sandridge Energy, Inc. 1601 NW Expressway, Suite 1600 Oklahoma City, OK 73118	Oil and gas	Common stock Common stock			0.13 0.40	% %	3,885,000 11,666,676

Seven Media Group Pty Limited 38-42 Pirrama Road Pyrmont, New South Wales 2009 Australia	Broadcasting and entertainment	Subordinated notes Subordinated notes Common stock	10.160% 12.000%	12/12/2013 12/12/2013	— — 0.29%		17,963,775 4,847,368 4,138,261	(3) (6)

Station Casino, Inc. 2411 West Sahara Ave. Las Vegas, NV 89102	Hotels, motels, inns and casinos	Common stock			1.10%		40,000,000	(7)

The Reader’s Digest Association, Inc. Reader’s Digest Road Pleasantville, NY 10570	Printing, publishing and broadcasting	Preferred stock Common stock			2.80%		53,493,323 16,606,061

Tri-Star Electronics International, Inc. 2201 Rosencrans Ave. El Segundo, CA 90245	Aerospace and defense	Subordinated notes	13.500%	8/02/2013	—		22,500,000	(3)

Wastequip, Inc. 25800 Science Park Dr., Suite 140 Beachwood, OH 44122	Containers	Subordinated notes	12.000%	2/05/2015	—		14,797,366	(3)

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Interest(1)	Maturity	% of Class Held(2)	Fair Value
Weetabix Group Burton Latimer Kettering Northants NN 15 5JR United Kingdom	Beverage, food and tobacco	Subordinated notes	15.250% (L+900/S)	5/07/2017	—	25,901,322	(3)

Wire Rope Corporation (nka WireCo World Group)	Diversified/	Subordinated notes	11.000%	2/08/2015	—	35,700,000
12200 NW Ambassador Drive Kansas City, MO 64163	conglomerate manufacturing

Total						$724,495,017

(1)	All interest is payable in cash unless otherwise indicated. A majority of the variable rate debt investments bear interest at a rate that may be determined by reference to LIBOR or EURIBOR, and which reset daily quarterly (Q) or semi-annually (S). For each debt investment we have provided the current interest rate in effect as of September 30, 2007.
(2)	Percentages shown for warrants or convertible preferred stock represent the percentages of outstanding common stock, assuming we exercise our warrants or convert our preferred stock into common stock.
(3)	Fair value includes accrual of PIK interest on debt investment.
(4)	Solar’s LLC interests in National Specialty Alloys, LLC are held indirectly through its investment in membership interests of Post Oak NSA, LLC.
(5)	Solar’s holdings in NXP Semiconductors Netherlands B.V. are held indirectly through its investment in limited partnership interests of NXP Co-Investment Partners, L.P.
(6)	Solar’s common stock in Seven Media Group Pty Limited is held indirectly through its investment in of .
(7)	Solar’s common stock in Station Casino, Inc. is held indirectly through its investment in of .

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of September 30, 2007.

National Specialty Alloys, LLC

National Specialty Alloys, LLC (“NSA”) is a value-added processor and distributor of stainless steel and nickel alloy bar and shapes with a broad range of applications. NSA’s primary focus is on the energy, aviation and defense industries with a wide-variety of end-use applications including a pump shafts, downhole tools, chokes, flanges, motors, pumps, and control valves. Approximately 75% of sales are to domestic customers and 25% to international customers in Mexico, Canada, South America, Europe and Asia.

The Reader’s Digest Association, Inc.

The Reader’s Digest Association, Inc. (“RDA”) is a diverse multimedia publisher across four primary high-interest affinities: Food; Home & Garden; Health & Wellness; and Personal Inspiration and through School and Education Services. RDA publishes magazines, books, recorded music collections and home video products, all of which are distributed primarily through direct marketing. As of December 31, 2006, Reader’s Digest publishes 77 magazines consisting of 50 distinct editions of their flagship Reader’s Digest magazine and 27 other specialty magazines worldwide, including Every Day with Rachael Ray, Taste of Home and The Family Handyman. Reader’s Digest magazine is sold in approximately 70 countries and published in 21 languages.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of four members, three of whom are not “interested persons” of Solar Capital Ltd. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee and a nominating and corporate governance committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
Michael S. Gross	46	Chief Executive Officer and Chairman of the Board of Directors	2007	2010

Independent Directors
Steve Hochberg	45	Director	2007	2009
David S. Wachter	44	Director	2007	2008
		Director	2007

The address for each of our directors is 500 Park Avenue, 5th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce Spohler	47	President and Chief Operating Officer
(1)		Chief Financial Officer

(1)	, our chief financial officer, serves as our interim chief compliance officer. Our board of directors may, at its discretion, choose to retain as our permanent chief compliance officer, appoint a new individual to serve as our permanent chief compliance officer, or retain a third-party compliance firm to perform such functions on our behalf.

The address for each of our executive officers is 500 Park Avenue, 5th Floor, New York, New York 10022.

Biographical Information

Directors

Our directors have been divided into two groups — an interested director and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

Michael S. Gross served as the managing member, the chairman of the board of directors and the chief executive officer of Solar Capital LLC from its inception in February 2007 until its merger with Solar Capital Ltd. in                     , 2008, and has been the chairman of the board of directors and chief executive officer of Solar Capital Ltd. since December 2007 and November 2007, respectively. Mr. Gross also currently serves as the managing member of our investment adviser, Solar Capital Partners. Since July 2006, Mr. Gross has been a co-chairman of the investment committee of Magnetar, an SEC-registered investment adviser, which along with its affiliates has over $             billion in assets under management, that invests primarily in equity and debt securities in the public market, and a senior partner in Magnetar Capital Partners LP, the holding company for Magnetar. In such capacities, Mr. Gross heads Magnetar’s fundamental credit and private equity business. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded business development company that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006, and was the managing partner of Apollo Investment Management, L.P., the investment adviser to Apollo Investment Corporation. Apollo Investment Corporation invests primarily in middle-market companies in the form of senior secured and mezzanine loans as well as by making direct equity investments in such companies. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004 and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. From 1990 to February 2006, Mr. Gross was a senior partner at Apollo Management, L.P., a leading private equity firm which he founded in 1990 with five other persons. Since its inception, Apollo Management, L.P. has invested more than $13 billion in over 150 companies in the United States and Western Europe. During his tenure at Apollo Management, L.P., Mr. Gross was a member of an investment committee that was responsible for overseeing such investments. In addition, from 2003 to February 2006, Mr. Gross was the managing partner of Apollo Distressed Investment Fund, an investment fund he founded to invest principally in non-control oriented distressed debt and other investment securities of leveraged companies. Since June 2006, Mr. Gross has served as the chief executive officer, chairman of the board of directors and secretary of Marathon Acquisition Corp., a blank check company formed to acquire one or more operating businesses through a merger, stock exchange, asset acquisition, reorganization or similar business combination. Mr. Gross currently serves on the boards of directors of Saks, Inc., United Rentals, Inc., Alternative Asset Management Acquisition Corp. and Jarden Corporation, and in the past has served on the boards of directors, including in certain cases, in the capacity as a lead director, of more than 20 public and private companies. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, serves on the Board of Trustees of The Trinity School and on the corporate advisory board of the University of Michigan Business School. Mr. Gross holds a B.B.A. in accounting from the University of Michigan and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Independent Directors

Steven Hochberg has been a director of Solar Capital LLC and Solar Capital Ltd. since February 2007 and November 2007, respectively. Mr. Hochberg is the founder of Ascent Biomedical Ventures, a New York based venture investor in biomedical technology companies including medical devices and drugs. Since 1992, Mr. Hochberg has also been an active founder of early-stage medical technology companies, including Biomerix Corporation, Eminent Research Systems Inc. (acquired by PPD, Inc. in 2003), Clinsights, Inc. (acquired by PPD, Inc. in 2003), Med-E-Systems/AHT Corporation (initial public offering in 1996), and Physicians’ Online (acquired by Mediconsult in 1999). Mr. Hochberg is the chairman of the board of directors of Biomerix Corporation and Crosstrees Medical, Inc. Previously, Mr. Hochberg was an investment banker with Alex. Brown & Sons and a strategy consultant with Bain & Company in the technology and healthcare areas. Currently, Mr. Hochberg is a member of the Board of Trustees and Treasurer of Continuum Health Partners, one of the largest non-profit hospital systems in New York City. Mr. Hochberg is also a member of Harvard University’s President’s Advisory Committee for the development of the 300 acre Allston campus. Mr. Hochberg holds a B.S. from the University of Michigan and an M.B.A. from Harvard Business School.

David S. Wachter has been a director of Solar Capital LLC and Solar Capital Ltd. since February 2007 and November 2007, respectively. Mr. Wachter is a founding partner, managing director and president of W Capital Partners. W Capital Partners is a private equity fund manager that acquires direct private equity portfolios in the secondary market. Founded in February 2001, W Capital provides exit alternatives for direct investments held in funds that have reached harvesting stage. W Capital manages $1 billion of committed capital and a portfolio of more than $1.5 billion of original invested capital. Prior to founding W Capital, Mr. Wachter was a managing director at Jefferies & Co. from 1999 to 2001, serving as head of the Business Services and Information Technology Group and the New York corporate finance office. Prior to Jefferies, Mr. Wachter was a founding partner at C.E. Unterberg, Towbin from 1990 to 1999 and served numerous roles including managing director, member of the Executive Committee and Commitment Committee, and head of Corporate Finance. Prior to C.E. Unterberg, Towbin, from 1987 through 1990, Mr. Wachter was an associate in the investment banking department at Lehman Brothers. Mr. Wachter has an M.B.A. from New York University Graduate School of Business and a B.S. in Engineering, with a major in Computer Science and Applied Mathematics, from Tufts University.

Executive Officers Who Are Not Directors

Bruce Spohler served as a senior vice president of Solar Capital LLC from its inception in February 2007 until its merger with Solar Capital Ltd. in                     , 2008, and has been the chief operating officer of Solar Capital Ltd. since December 2007. Mr. Spohler also currently serves as a partner of our investment adviser, Solar Capital Partners. Mr. Spohler joined Magnetar in November 2006 from CIBC World Markets, where he was a managing director and a former co-head of U.S. Leveraged Finance. He held numerous senior roles across the firm, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of the firm’s U.S. corporate finance debt capital decisions. During his tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as the firm’s below investment grade loan portfolio. As a co-head of U.S. Leveraged Finance, he oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization. He joined CIBC World Markets in 1995 when the firm acquired The Argosy Group, of which Mr. Spohler was a founding member and managing director. Founded in 1990, The Argosy Group was a middle-market financing business, in which Mr. Spohler and other Argosy principals raised third party capital as well as invested alongside their financial sponsor clients.

Committees of the Board of Directors

Our board of directors has established an audit committee and a nominating and corporate governance committee. All directors are expected to attend at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include selecting the independent registered public accounting firm for Solar Capital, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Solar Capital’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Solar Capital’s annual financial statements and periodic filings and receiving Solar Capital’s audit reports and financial statements. The audit committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The audit committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of these securities. The audit committee is currently composed of Messrs. Hochberg, Wachter and                     , all of whom are considered independent under the rules of the New York Stock Exchange and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as chairman of the audit committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter approved by our board of directors. The members of the nominating and corporate governance committee are Messrs. Hochberg, Wachter and                     , all of whom are considered independent under the rules of the New York Stock Exchange and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

Compensation of Directors

Our independent directors receive an annual fee of $100,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting attended in person and $1,000 for each telephonic meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $7,500 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation is expected to be paid to directors who are “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Solar Capital. Mr.                    , our chief financial officer, currently serves as our interim chief compliance officer. Our board of directors may, at its discretion, choose to retain Mr.                     as our permanent chief compliance officer, appoint a new individual to serve as our permanent chief compliance officer, or retain a third-party compliance firm to perform such functions on our behalf. The compensation of our chief financial officer and our permanent chief compliance officer, if one is retained, will be paid by Solar Capital Management, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to Solar Capital. To the extent that Solar Capital Management outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Solar Capital Partners, and its investment committee, which is led by Messrs. Gross and Spohler. For more information regarding the business experience of Messrs. Gross and Spohler, see “Management — Board of Directors and Executive Officers — Interested Directors” and “— Executive Officers Who Are Not Directors.” Solar Capital Partners’ investment committee must approve each new investment that we make. The members of Solar Capital Partners’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, will be entitled to a portion of any investment advisory fees paid by Solar Capital to Solar Capital Partners.

Since July 2006, Mr. Gross has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, a senior partner in Magnetar Capital Partners LP, the sole member of Magnetar, and the head of Magnetar’s fundamental credit and private equity business. Mr. Spohler and the other members of Solar Capital Partners’ investment team also currently manage investments on behalf of Magnetar. As a result, Messrs. Gross and Spohler, and the other members of Solar Capital Partners’ investment team, may be subject to certain conflicts of interest with respect to their management of our portfolio on the one hand, and their respective obligations to Magnetar and the entities it manages on the other hand.

In addition, Solar Capital Partners and its affiliates manage other funds that may have investment mandates that are similar, in whole and in part, with ours, including certain of the Magnetar Entities. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

In certain circumstances, negotiated co-investments, either with a Magnetar Entity or another fund managed by Solar Capital Partners or its affiliates, may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained.

Mr. Gross may also face certain conflicts of interest as a result of his position as chairman of the board of directors and chief executive officer of Marathon Acquisition Corp., a special purpose acquisition company seeking to acquire, through a through a merger, stock exchange, asset acquisition, reorganization or similar business combination, one or more operating businesses.

In addition to managing our investments, as of September 30, 2007, Solar Capital Partners’ investment professionals also managed investments on behalf of the following entities:

Name	Description	Net Assets(1)(2)
Marathon Acquisition Corp.	Special purpose acquisition company		$317
Magnetar Capital Master Fund, Ltd.	Private fund	$
Magnetar Capital Fund, LP	Private fund	$

(1)	“Net assets” represents net assets, in millions, as of September 30, 2007.
(2)	For Marathon Acquisition Corp., “net assets” represents total stockholders’ equity, in millions, as of September 30, 2007.

Investment Personnel

Solar Capital Partners’ investment team currently consists of its senior investment professionals, Messrs. Gross, Spohler, Gerson, Henley and Mait, and team of additional experienced investment professionals. We consider Messrs. Gross and Spohler, who lead Solar Capital Partners’ investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of common stock beneficially owned by each of our portfolio managers as of                     , 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in Solar Capital
Michael S. Gross	Over $1 million
Bruce Spohler	Over $1 million

Compensation

None of Solar Capital Partners’ investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under our Investment Advisory and Management Agreement.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

Solar Capital Partners serves as our investment adviser. Solar Capital Partners is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Solar Capital. Under the terms of our Investment Advisory and Management Agreement, Solar Capital Partners:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes and monitors the investments we make.

Solar Capital Partners’ services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory and Management Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee has two parts, as follows: One part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Solar Capital Management, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We pay Solar Capital Partners an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Solar Capital Partners (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Solar Capital Partners).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to Solar Capital Partners

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on December 31, 2007, and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Solar Capital LLC.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up” (4)

= 100% × (2.00% – 1.75%)

= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate (1) = 1.75%

Management fee (2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.30%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up” (4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.
(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

(1)	As illustrated in Year 3 of Alternative 1 above, if Solar Capital were to be wound up on a date other than December 31 of any year, Solar Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Solar Capital had been wound up on December 31 of such year.

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our units and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief financial officer and any administrative support staff.

Duration and Termination

The Investment Advisory and Management Agreement was approved by the board of directors of Solar Capital LLC on March 6, 2007. Unless earlier terminated as described below, the Investment Advisory and Management Agreement will remain in effect for a period of two years from the date it was approved by the board of directors and will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may also be terminated by either party without penalty upon not less than 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Partners’ services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Solar Capital.

Organization of the Investment Adviser

Solar Capital Partners is a Delaware limited liability company. The principal executive offices of Solar Capital Partners are located at 500 Park Avenue, 5th Floor, New York, New York 10022.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory and Management Agreement will be included in our next annual report on Form 10-K, or incorporated by reference therein.

ADMINISTRATION AGREEMENT

Solar Capital Management, LLC, a Delaware limited liability company, serves as our administrator. The principal executive offices of Solar Capital Management are located at 500 Park Avenue, 5th Floor, New York, New York 10022. Pursuant to an Administration Agreement, Solar Capital Management furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Solar Capital Management also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Solar Capital Management assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholder, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and any administrative support staff. Under the Administration Agreement, Solar Capital Management will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for Solar Capital.

LICENSE AGREEMENT

We have entered into a license agreement with Solar Capital Partners pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” Under this agreement, we have a right to use the Solar Capital name for so long as the Investment Advisory and Management Agreement with our investment adviser is in effect. Other than with respect to this limited license, we will have no legal right to the “Solar Capital” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our chairman and chief executive officer, is the managing member of, and has financial interests in, Solar Capital Partners. In addition, Mr. Spohler, our chief operating officer, and Mr.                 , our chief financial officer, serve as a partner and chief financial officer, respectively, for Solar Capital Partners. Mr. Spohler also has financial interests in Solar Capital Partners. Mr.                      , our chief financial officer, will likely also perform similar functions for Marathon Acquisition Corp., for which Mr. Gross currently serves as chairman and chief executive officer.

In addition, since July 2006 Mr. Gross has been a co-chairman of the investment committee of Magnetar, a multi-strategy investment manager, a senior partner in Magnetar Capital Partners LP, the sole member of Magnetar, and the head of Magnetar’s fundamental credit and private equity business. Mr. Spohler and the other members of Solar Capital Partners’ investment team also currently manage investments on behalf of Magnetar. As a result of transactions in connection with our initial private placement, the Magnetar Entities currently own, either directly or indirectly, approximately         % of our outstanding equity. An affiliate of Magnetar also provides certain services to Solar Capital Partners and Solar Capital Management, and is reimbursed by Solar Capital Partners and Solar Capital Management for the expenses it occurs in connection with providing such services.

So long as our relationship with Magnetar exists, we intend to offer certain of the Magnetar Entities the opportunity to invest an amount equal to up to 33% of the total amount available for investment in each investment opportunity identified by Solar Capital Partners that exceeds $30 million. In addition, there may be circumstances under which Solar Capital Partners determines to offer to Magnetar the ability to participate at amounts greater than 33%, including, for example, circumstances where Solar Capital Partners determines that the investment is too large for us or, if we would be prohibited from making such investment because of the restrictions contained in the 1940 Act. Any co-investment by the Magnetar Entities will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff and consistent with Solar Capital Partners’ allocation procedures. In addition, the Magnetar Entities may make investments similar to those targeted by Solar Capital.

Affiliates of Solar Capital Partners also manage other funds that may have investment mandates that are similar, in whole and in part, with ours, and Solar Capital Partners may choose to do so in the future. Solar Capital Partners and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures.

In certain circumstances, negotiated co-investments, either with a Magnetar Entity or another fund managed by Solar Capital Partners or its affiliates, may be made only if we receive an order from the SEC permitting us to do so. We intend to seek an order from the SEC to permit the above-referenced co-investments with certain of the Magnetar Entities. There can be no assurance when, or if, such an order may be obtained. If such relief is not obtained and until it is obtained, Solar Capital Partners may be required to allocate some investments solely to any of us and one or more registered funds or solely to one or more other unregistered accounts or funds advised by Solar Capital Partners or its affiliates. This restriction could preclude us from investing in certain securities it would otherwise be interested in and could adversely affect the pace at which we are able to invest its assets and, consequently, our performance.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” In addition, pursuant to the terms of the Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of                    , 2008 with respect to the Solar Capital Ltd.’s common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Solar Capital Ltd.’s common stock and all officers and directors as a group.

Name	Type of Ownership	Shares Owned	Percentage
Magnetar Financial LLC(1)	Indirect		%

Solar Capital Investors, LLC(2)	Direct		%

%

%

%

%

%

All officers and directors as a group (6 persons)(3)	Direct and Indirect		%

(1)	Such securities are held by certain funds and other entities controlled and/or managed by Magnetar Financial LLC or its affiliates. The address for Magnetar Financial LLC is 1301 Orrington Avenue, Evanston, IL 60201.
(2)

Michael S. Gross may be deemed to beneficially own the securities held by Solar Capital Investors, LLC as a result of his ownership of and control over Solar Capital Investors, LLC. The address for Solar Capital Investors, LLC is 500 Park Avenue, 5th Floor, New York, NY 10022.

(3)	The address for all officers and directors is 500 Park Avenue, 5th Floor, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of                    , 2008.

Name of Director	Dollar Range of Equity Securities in Solar Capital
Interested Director
Michael S. Gross	Over $100,000

Independent Directors
Steven Hochberg	None
David S. Wachter	None

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources make long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a business development company, we are generally be limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. We intend to seek an order from the SEC to permit us to co-invest with certain of the Magnetar Entities under certain circumstances. There can be no assurance when, or if, such an order may be obtained.

We are periodically examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk factors —Risks Relating to our Business and Structure.”

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the business development company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) does not have any class of securities listed on a national securities exchange.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a regulated investment company for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Solar Capital Partners have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Mr.                     , our chief financial officer, currently serves as our interim chief compliance officer. Our board of directors may, at its discretion, choose to retain Mr.                     as our permanent chief compliance officer, appoint a new individual to serve as our permanent chief compliance officer, or retain a third-party compliance firm to perform such functions on our behalf.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines will be reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our investment adviser.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing member any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and

(2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Solar Capital Partners at 500 Park Avenue, 5th Floor, New York, New York 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities are not valued above cost, but loans and debt securities are subject to fair value write-downs when they are considered impaired. With respect to equity securities that are not publicly traded or whose market prices are not readily available, each investment is valued using comparisons of financial ratios of the portfolio companies that issued such equity securities to peer companies that are public. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, third-party valuation firms and our audit committee.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment.

•	Preliminary valuation conclusions are then be documented and discussed with our investment adviser’s senior investment professionals.

•	Third-party valuation firms engaged by our board of directors review these preliminary valuations.

•

Our audit committee then reviews the preliminary valuation and our investment adviser and third-party valuation firms supplement the preliminary valuations to reflect any comments provided by the audit committee.

•

Our board of directors then discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, third-party valuation firms and our audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•

a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a business development company, we intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, and on which we paid no federal income tax, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a business development company under the 1940 Act;

•

derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or currencies, or other income derived with respect to our business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain dividend. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year.

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock. For this purpose, certain special rules, including rules relating to periods when your risk of loss with respect to your common stock has been diminished, generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 15% (with lower rates applying to taxpayers in the 10% and 15% tax rate brackets) for years beginning on or before December 31, 2010 on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to taxable distributions on the common stock with respect to certain non-corporate U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In that case, the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders and we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors. Dividends paid to non-U.S. stockholders that are derived from short-term capital gains and certain qualifying net interest income (including income from original issue discount and other specified sources), and that are properly designated by us as “short-term capital gain dividends” or “interest-related dividends,” will generally not be subject to U.S. federal withholding tax if certain requirements are met, including in the case of interest-related dividends, that such non-U.S. stockholder provides us with a proper withholding certificate. This provision generally would apply to distributions with respect to taxable years beginning before January 1, 2008. Legislation has recently been proposed that would extend this provision through taxable years beginning before January 1, 2009. No assurance can be given, however, as to whether this legislation will be enacted. It is not certain that any of our distributions will be designated as eligible for this exemption from withholding tax.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local, and foreign tax, consequences of an investment in our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders as dividends and, if made in a taxable year beginning on or before December 31, 2010 and provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals (and thus, eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

DESCRIPTION OF SECURITIES

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

The authorized capital stock of Solar Capital Ltd. consists of 200,000,000 shares of stock, par value $0.01 per share, all of which is initially designated as common stock. Our common stock is listed on the                      under the ticker symbol “            .” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of                     , 2008:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Solar Capital, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes expire in 2008, 2009 and 2010, respectively. Beginning in 2008, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to our charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, the number of directors may never be less than one nor more than twelve. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Under Maryland law, a director on a classified board may be removed only for cause and then only by the affirmative vote of at least a majority of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that at least 75% of our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, our dissolution, an amendment to our charter that requires stockholder approval, a merger, or a sale of all or substantially all of our assets or a similar transaction outside the ordinary course of business, must be approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. If an extraordinary matter submitted to stockholders by the board of directors is approved and advised by less than 75% of our directors, such matter will require approval by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

SHARES ELIGIBLE FOR FUTURE SALE

We currently have approximately             shares of common stock outstanding. Of these, approximately 81,702,847 shares of our common stock are “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement entered into in conjunction with our initial private placement, we have agreed to file registration statements in respect of an aggregate of approximately 46,696,447 shares of common stock that are currently held by the LLC Holders who purchased units in the initial private placement. Concurrently with our initial private placement, we also entered into a separate registration rights agreement with respect to the 35,000,000 units issued to Magnetar that granted Magnetar certain demand, piggy-back and shelf registration rights beginning 365 days after the consummation of an initial public offering. See “Registration Rights Agreement.”

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and we have made certain information about us available publicly, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding; or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates, and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that and active market for our units will develop; (2) the liquidity of any such market; (3) the ability of our unitholders to sell our securities; or (4) the prices that unitholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices for our units.

Recently, the SEC adopted certain amendments to Rule 144, which amendments will have the effect of shortening from one year to six months the minimum holding period required for resales of restricted securities of issuers subject to reporting obligations under the 1934 Act and ending all resale restrictions on sales by non-affiliates of restricted securities held for at least one year. These amendments to Rule 144 may result in additional amounts of our securities being sold sooner than if the amendments were not adopted.

REGISTRATION RIGHTS AGREEMENT

In connection with the initial private placement, we entered into a registration rights agreement, pursuant to which we agreed to use our best efforts to file a registration statement with the SEC within 270 days of the closing of the initial private placement (December 8, 2007), to register for resale units sold in the initial private placement (or shares of common stock if we have elected to be regulated as a business development company prior to such filing) and to use our best efforts to cause such registration statement to become effective within 730 days of the closing of the initial private placement (March 13, 2009), subject to limited exceptions.

If we do not have an effective registration statement covering the resale of such equity interests prior to the two year anniversary date of the closing date of our initial private placement, each LLC Holder who purchased units in the initial private placement shall have the right to cause us to purchase the units or shares of common stock exchanged therefor, as applicable, held by such LLC Holder at a price equal to the then-current net asset value per unit of our units or shares of common stock exchanged therefor, as applicable. Such LLC Holders have agreed that, for a period of 120 days from the date of any initial public offering of our securities, they will not, without the prior written consent of the initial purchasers/placement agents for the initial private placement, dispose of or hedge any units or securities convertible or exchangeable for our units.

We will cause the shelf registration statement to be effective until the date that is two years from the closing of our initial private placement (March 13, 2009), or such shorter period of time that will terminate when each of the registrable securities ceases to be a registrable security under the registration rights agreement. Each unit or share of common stock exchanged therefor, as applicable, will cease to be a registrable security on the earlier of (i) the date on which it has been registered pursuant to the Securities Act and disposed of in accordance with the registration statement relating to it; (ii) the date on which either it is distributed to public pursuant to Rule 144 or is saleable pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force) or (iii) the date on which all registrable securities proposed to be sold by a holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144.

Concurrently with our initial private placement, we also entered into a separate registration rights agreement with respect to the 35,000,000 units issued to Magnetar that granted Magnetar certain demand, piggy-back and shelf registration rights beginning 365 days after the consummation of an initial public offering.

SELLING STOCKHOLDERS

The shares of common stock being offering by the selling stockholders were issued to the selling stockholders in exchange for the units of Solar Capital LLC held by such selling stockholders in connection with the merger of Solar Capital LLC with and into Solar Capital Ltd. The units were issued to the selling stockholders at a price of $15.00 per unit in the initial private placement. We are registering the shares of common stock covered by this prospectus pursuant to a registration rights agreement we entered into in connection with the initial private placement in order to permit the selling stockholders to offer the shares for resale from time to time. See “Registration Rights Agreement.”

The following table sets forth, as of                      , 2008:

•	The name of each selling stockholder;

•	The number of shares of common stock and the percentage of the total shares of common stock outstanding that each selling stockholder beneficially owned;

•

The number of shares of common stock beneficially owned by each selling stockholder that may be offered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

•

The number of shares of common stock and the percentage of total shares of common stock outstanding to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares that are beneficially owned by such selling stockholder and registered under this registration statement.

The information included in the table under “Shares Beneficially Owned After Offering” assumes that each stockholder below will elect to sell all of the shares set forth under “Number of Shares That May Be Offered.” The selling stockholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.” The information regarding the identity of the selling stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the selling stockholders.

These assumptions have been made under the rules and regulations of the SEC and do not reflect any knowledge that we have with respect to the present intent of the persons listed as selling stockholders.

	Shares Beneficially Owned Prior to Offering(1)		Number of Shares That May Be Offered	Shares Beneficially Owned After Offering(1)(2)
Name	Number	Percent		Number	Percent

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.
(2)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as selling stockholders.
(2)	Applicable percentage of ownership is based on shares of our common stock outstanding on , 2008.

PLAN OF DISTRIBUTION

We are registering shares of our common stock to permit the resale of these shares by the selling stockholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing of options, whether such options are listed on an options exchange or otherwise;

•	in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	via an exchange distribution in accordance with the rules of the applicable exchange;

•	through privately negotiated transactions;

•	through short sales;

•	in sales pursuant to Rule 144;

•	through broker-dealers who may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

•	via a combination of any such methods of sale; or

•	in any other method permitted pursuant to applicable law.

If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment or supplement to this prospectus under Rule 497 or other applicable provision of the Securities Act, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, including, without limitation, SEC filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by             . The address of the custodian is . American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane, New York, New York 10038, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Solar Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Solar Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Solar Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    , our independent registered public accounting firm located at             , has audited our financial statements at September 30, 2007, as set forth in their report. We have included our financial statements in this prospectus and elsewhere in the registration statement in reliance on such report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock covered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022, by telephone at (212) 993-1670, or on our website at http://www.solarcapltd.com.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of September 30, 2007
Statement of Operations for the period from March 13, 2007 (date of inception) through September 30, 2007
Statement of Changes in Net Assets for the period from March 13, 2007 (date of inception) through September 30, 2007
Schedule of Investments as of September 30, 2007
Notes to Financial Statements

46,696,447 Shares

Solar Capital Ltd.

Common Stock

P R E L I M I N A R Y    P R O S P E C T U S

                    , 2007

PART C — OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Solar Capital LLC (together with Solar Capital Ltd., the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

INDEX TO FINANCIAL STATEMENTS

Page
Report of Independent Registered Public Accounting Firm
Balance Sheet as of September 30, 2007
Statement of Operations for the period from March 13, 2007 (date of inception) through September 30, 2007
Statement of Changes in Net Assets for the period from March 13, 2007 (date of inception) through September 30, 2007
Schedule of Investments as of September 30, 2007
Notes to Financial Statements

2. Exhibits

Exhibit Number	Description
a.	Amended and Restated Articles of Incorporation*

b.	Amended and Restated Bylaws*

d.	Form of Common Stock Certificate*

e.	Dividend Reinvestment Plan*

g.	Form of Investment Advisory and Management Agreement by and between Registrant and Solar Capital Partners, LLC*

h.	Form of Underwriting Agreement*

j.	Form of Custodian Agreement*

k.1	Form of Administration Agreement by and between Registrant and Solar Capital Management, LLC*

k.2	Form of Indemnification Agreement by and between Registrant and each of its directors*

k.3	Registration Rights Agreement*

l.	Opinion of Sutherland Asbill & Brennan LLP*

n.1	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*

n.2	Consent of Independent Registered Public Accounting Firm*

r.	Code of Ethics*

*To	be filed by amendment.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by this reference, and any information concerning underwriters will be contained in the accompanying prospectus supplement, if any.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee		$37,625
FINRA filing fee		*
Printing and postage		*
Legal fees and expenses		*
Accounting fees and expenses		*
Miscellaneous		*

Total	$	*

Note:	All listed amounts are estimates.
*	To be provided by amendment.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at                          , 2008.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share

ITEM 30.    INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Incorporation, Article XI of the Registrant’s Bylaws, the Investment Advisory and Management Agreement and the Administration Agreement.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met. The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the Investment Company Act of 1940. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Solar Capital Partners, LLC, and each managing director, director or executive officer of the Solar Capital Partners, LLC, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Management Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding Solar Capital Partners, LLC and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-             ), and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Solar Capital Ltd., 500 Park Avenue, 5th Floor, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, NY 10038;

(3)	the Custodian, , , , ; and

(4)	the Adviser, Solar Capital Partners, LLC, 500 Park Avenue, 5th Floor, New York, NY 10022.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933 [17 CFR 230.497];

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5) Not applicable.

(6) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 7th day of December, 2007.

SOLAR CAPITAL LTD.

By:	/s/ MICHAEL S. GROSS
Michael S. Gross
Chief Executive Officer, Chairman of the Board and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael S. Gross as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including post-effective amendments, or any abbreviated registration statement and any amendments thereto filed pursuant to Rule 462(b) and otherwise), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated on the 7th day of December, 2007.

Signature	Title

/s/ MICHAEL S. GROSS Michael S. Gross	Chief Executive Officer, Chairman of the Board and Director (Principal Executive Officer and Principal Financial Officer)

/s/ STEVEN HOCHBERG Steven Hochberg	Director

/s/ DAVID S. WACHTER David S. Wachter	Director